SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report - September 25, 2003
                       -----------------------------------
                        (Date of Earliest Event Reported)



                              EQUITY ONE ABS, INC.
     ----------------------------------------------------------------------
     (as depositor under a certain Pooling and Servicing Agreement dated as of January 31, 2003, providing for the issuance of Mortgage
                   Pass-Through Certificates, Series 2003-1)
             (Exact Name of Registrant as specified in its charter)



        Delaware                 333-81506-05                 52-2029487
------------------------      ---------------------      -----------------------
(State of Incorporation)      (Commission File No.)      (IRS Employer I.D. No.)

     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:   (302) 478-6160

Item 5.  Other Events.
---------------------

     Attached hereto as Annex A is a copy of the Statement to Certificateholders
sent  to  Class  AF-1,  AF-2,  AF-3,  AF-4,   AV-1A,   AV-1B,  M-1,  M-2  and  B
Certificateholders with respect to the September 25, 2003 Distribution Date.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EQUITY ONE ABS, INC.



                                        By: /s/ James H. Jenkins
                                           -------------------------------------
                                           James H. Jenkins,
                                           Senior Vice President and CFO


Dated:  September 29, 2003

                                                                         ANNEX A

                                                                     Page 1 of 6
--------------------------------------------------------------------------------
     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-1
                         Statement to Certificateholders
                                September 25, 2003
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                               DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------
            ORIGINAL        BEGINNING                                                                        ENDING
              FACE          PRINCIPAL                                                 REALIZED DEFERRED     PRINCIPAL
CLASS        VALUE           BALANCE        PRINCIPAL      INTEREST       TOTAL        LOSES   INTEREST      BALANCE
-----------------------------------------------------------------------------------------------------------------------
AF1      151,000,000.00  101,841,246.83  11,572,971.68    110,497.75  11,683,469.43    0.00      0.00     90,268,275.15
AF2       51,000,000.00   51,000,000.00           0.00    132,855.00     132,855.00    0.00      0.00     51,000,000.00
AF3       17,000,000.00   17,000,000.00           0.00     58,352.50      58,352.50    0.00      0.00     17,000,000.00
AF4       13,896,000.00   13,896,000.00           0.00     57,830.52      57,830.52    0.00      0.00     13,896,000.00
AV1A      91,305,000.00   79,275,792.22   2,818,072.99    100,349.94   2,918,422.93    0.00      0.00     76,457,719.23
AV1B      97,927,000.00   82,944,588.10   2,559,636.92    105,708.27   2,665,345.19    0.00      0.00     80,384,951.18
M1        32,860,000.00   32,860,000.00           0.00    133,083.00     133,083.00    0.00      0.00     32,860,000.00
M2        27,805,000.00   27,805,000.00           0.00    134,135.95     134,135.95    0.00      0.00     27,805,000.00
B         22,749,000.00   22,749,000.00           0.00    135,015.32     135,015.32    0.00      0.00     22,749,000.00
R                  0.00            0.00           0.00          0.00           0.00    0.00      0.00              0.00
-----------------------------------------------------------------------------------------------------------------------
TOTALS   505,542,000.00  429,371,627.15  16,950,681.59    967,828.25  17,918,509.84    0.00      0.00    412,420,945.56
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
X        505,542,776.78  442,804,080.86           0.00          5.82           5.82    0.00      0.00    427,877,643.57
-----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------  --------------------
                    FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                          PASS-THROUGH RATES
----------------------------------------------------------------------------------------  --------------------
                                                                                                     CURRENT
                       BEGINNING                                              ENDING                PASS THRU
CLASS   CUSIP          PRINCIPAL     PRINCIPAL    INTEREST      TOTAL        PRINCIPAL     CLASS      RATE
----------------------------------------------------------------------------------------  --------------------
AF1    294751BS0     674.44534325  76.64219656   0.73177318  77.37396974    597.80314669    AF1     1.260000 %
AF2    294751BT8   1,000.00000000   0.00000000   2.60500000   2.60500000  1,000.00000000    AF2     3.126000 %
AF3    294751BU5   1,000.00000000   0.00000000   3.43250000   3.43250000  1,000.00000000    AF3     4.119000 %
AF4    294751BV3   1,000.00000000   0.00000000   4.16166667   4.16166667  1,000.00000000    AF4     4.994000 %
AV1A   294751BW1     868.25247489  30.86438848   1.09906292  31.96345140    837.38808641    AV1A    1.470000 %
AV1B   294751CA8     847.00427972  26.13821438   1.07945990  27.21767429    820.86606533    AV1B    1.480000 %
M1     294751BX9   1,000.00000000   0.00000000   4.05000000   4.05000000  1,000.00000000    M1      4.860000 %
M2     294751BY7   1,000.00000000   0.00000000   4.82416652   4.82416652  1,000.00000000    M2      5.789000 %
B      294751BZ4   1,000.00000000   0.00000000   5.93500022   5.93500022  1,000.00000000    B       7.122000 %
----------------------------------------------------------------------------------------  --------------------
TOTALS               849.32928847  33.52971977   1.91443688  35.44415665    815.79956870
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------  --------------------
X            N/A     875.89834372   0.00000000   0.00001151   0.00001151    846.37277640    X       0.000000 %
----------------------------------------------------------------------------------------  --------------------

--------------------------------------------------------------------------------
          IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT,
                 PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                  RYAN VAUGHN
               JPMorgan Chase Bank - Structured Finance Services
                           NY 4 NEW YORK PLAZA FLR 6,
                            New York, New York 10004
                              Tel: (212) 623-4483
                              Fax: (212) 623-5930
                             Email: /JPMCHASE@CHASE
--------------------------------------------------------------------------------
[LOGO]
JPMORGAN           Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.

--------------------------------------------------------------------------------
     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-1
                               September 25, 2003
--------------------------------------------------------------------------------

Sec. 4.03(a)(i)         Funds Allocable to Certificate Principal

                                Group I Scheduled Principal           289,503.30
                                Group I Curtailments                   28,399.22
                                Group I Prepayments                 9,873,029.04
                                Group I Liquidation Proceeds                0.00

                                Group II-A Scheduled Principal         57,675.90
                                Group II-A Curtailments                 4,608.89
                                Group II-A Prepayments              2,419,254.94
                                Group II-A Liquidation Proceeds             0.00

                                Group II-B Scheduled Principal         60,668.29
                                Group II-B Curtailments                 3,739.95
                                Group II-B Prepayments              2,189,557.76
                                Group II-B Liquidation Proceeds             0.00

                                Extra Principal Distribution Amount 2,024,244.30

Sec. 4.03 (a)(ii)       Interest Distribution Amounts

                                Interest Distribution - AF-1          110,497.75
                                Unpaid Interest - AF-1                      0.00
                                Remaining Unpaid Interest - AF-1            0.00

                                Interest Distribution - AF-2          132,855.00
                                Unpaid Interest - AF-2                      0.00
                                Remaining Unpaid Interest - AF-2            0.00

                                Interest Distribution - AF-3           58,352.50
                                Unpaid Interest - AF-3                      0.00
                                Remaining Unpaid Interest - AF-3            0.00

                                Interest Distribution - AF-4           57,830.52
                                Unpaid Interest - AF-4                      0.00
                                Remaining Unpaid Interest - AF-4            0.00

                                Interest Distribution - AV-1A         100,349.94
                                Unpaid Interest - AV-1A                     0.00
                                Remaining Unpaid Interest - AV-1A           0.00

                                Interest Distribution - AV-1B         105,708.27
                                Unpaid Interest - AV-1B                     0.00
                                Remaining Unpaid Interest - AV-1B           0.00

                                Interest Distribution - M-1           133,083.00
                                Unpaid Interest - M-1                       0.00
                                Remaining Unpaid Interest - M-1             0.00

JPMORGAN           Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
[LOGO]

--------------------------------------------------------------------------------
     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-1
                                 September 25, 2003
--------------------------------------------------------------------------------

                                Interest Distribution - M-2           134,135.95
                                Unpaid Interest - M-2                       0.00
                                Remaining Unpaid Interest - M-2             0.00

                                Interest Distribution - B             135,015.32
                                Unpaid Interest - B                         0.00
                                Remaining Unpaid Interest - B               0.00

Sec. 4.03(a)(iii)       Available Funds Shortfall

                                Class AF-1 Available Funds Shortfall        0.00
                                Class AF-2 Available Funds Shortfall        0.00
                                Class AF-3 Available Funds Shortfall        0.00
                                Class AF-4 Available Funds Shortfall        0.00
                                Class AV-1A Available Funds Shortfall       0.00
                                Class AV-1B Available Funds Shortfall       0.00
                                Class M-1 Available Funds Shortfall         0.00
                                Class M-2 Available Funds Shortfall         0.00
                                Class B Available Funds Shortfall           0.00

Sec. 4.03(a)(v)         Pool Principal Balances

                                Group I Beginning Pool Balance    275,871,402.09
                                Group I Ending Pool Balance       265,680,470.53
                                Group II-A Beginning Pool Balance  81,370,177.46
                                Group II-A Ending Pool Balance     78,888,637.73
                                Group II-B Beginning Pool Balance  85,562,501.31
                                Group II-B Ending Pool Balance     83,308,535.31
                                Total Beginning Pool Balance      442,804,080.86
                                Total Ending Pool Balance         427,877,643.57

Sec. 4.03(a)(vi)        Servicing Fee

                                Group I Servicing Fee                 114,946.42
                                Group II-A Servicing Fee               33,904.24
                                Group II-B Servicing Fee               35,651.04

Sec. 4.03(a)(viii)      Delinquency Advances

                                Group I Delinquency Advances Included
                                 in Current Distribution               17,982.83
                                Group I Recouped Advances Included in
                                 Current Distribution                       0.00
                                Group I Recouped Advances From Liquidations 0.00 Group I Aggregate Amount of Advances
                                 Outstanding                          660,271.49

                                Group II-A Delinquency Advances Included
                                 in Current Distribution               34,407.56
                                Group II-A Recouped Advances
                                 Included in Current Distribution           0.00
                                Group II-A Recouped Advances From
                                 Liquidations                               0.00
                                Group II-A Aggregate Amount of Advances
                                 Outstanding                          316,583.76

JPMORGAN           Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
[LOGO]

--------------------------------------------------------------------------------
     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-1
                               September 25, 2003
--------------------------------------------------------------------------------

                                Group II-B Delinquency Advances Included
                                  in Current Distribution              44,654.19
                                Group II-B Recouped Advances Included
                                  in Current Distribution                   0.00
                                Group II-B Recouped Advances From
                                 Liquidations                               0.00
                                Group II-B Aggregate Amount of Advances
                                  Outstanding                         145,933.21

Section 4.03(a)(ix)     A Group I,Group II-A, and Group II-B Loans Delinquent

                        --------------------------------------------------------
                                                Group 1
                        --------------------------------------------------------
                         Period        Number   Principal Balance     Percentage
                         0-30 days      422     41,309,381.48           15.55 %
                        31-60 days       44      5,189,610.23            1.95 %
                        61-90 days       16      1,903,421.49            0.72 %
                         91+days         25      2,109,720.29            0.79 %
                         Total          507     50,512,133.49           19.01 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 2
                        --------------------------------------------------------
                         Period        Number   Principal Balance     Percentage
                         0-30 days       110    12,530,420.27           15.88 %
                        31-60 days        12       975,368.21            1.24 %
                        61-90 days         7       762,420.11            0.97 %
                         91+days           9       905,722.70            1.15 %
                         Total           138    15,173,931.29           19.24 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 3
                        --------------------------------------------------------
                         Period        Number   Principal Balance     Percentage
                         0-30 days       97     14,257,466.46           17.11 %
                        31-60 days       18      2,443,175.10            2.93 %
                        61-90 days        4        440,846.48            0.53 %
                         91+days          3        240,559.18            0.29 %
                          Total         122     17,382,047.22           20.86 %
                        --------------------------------------------------------

Sec. 4.03 (a)(ix) B     Group I,Group II-A, and Group II-B
                          Loans in Foreclosure

                        --------------------------------------------------------
                                                Group 1
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          28            2,841,436.94                  1.07 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 2
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          17              1,424,791.61              1.81 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 3
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          9             1,239,919.63               1.49 %

                        --------------------------------------------------------


Sec. 4.03(a)(x),(xi)    Group I,Group II-A, and Group II-B
                          Loans in REO

JPMORGAN           Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
[LOGO]

--------------------------------------------------------------------------------
     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-1
                               September 25, 2003
--------------------------------------------------------------------------------

                        --------------------------------------------------------
                                                Group 1
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          0                     0.00                 0.00 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 2
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          0                     0.00                 0.00 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 3
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          0                     0.00                 0.00 %
                        --------------------------------------------------------

                                Market Value of Group I REO Loans           0.00
                                Market Value of Group II-A REO Loans        0.00
                                Market Value of Group II-B REO Loans        0.00

Sec. 4.03(a)(xii)       Aggregate Stated Principal Balance
                        of the Three Largest Loans

                                Group I Three Largest Loans         1,954,375.98
                                Group II-A Three Largest Loans        986,133.58
                                Group II-B Three Largest Loans      1,808,040.41

Sec. 4.03(a)(xiii)      Net WAC Cap Carryover

                                Class AF-1 Net WAC Cap Carryover
                                  Amounts Due                               0.00
                                Class AF-1 Net WAC Cap Carryover
                                  Amounts Paid                              0.00
                                Class AF-1 Net WAC Cap Carryover
                                  Remaining Amounts Due                     0.00
                                Class AV-1A Net WAC Cap Carryover
                                  Amounts Due                               0.00
                                Class AV-1A Net WAC Cap Carryover
                                  Amounts Paid                              0.00
                                Class AV-1A Net WAC Cap Carryover
                                  Remaining Amounts Due                     0.00
                                Class AV-1B Net WAC Cap Carryover
                                  Amounts Due                               0.00
                                Class AV-1B Net WAC Cap Carryover
                                  Amounts Paid                              0.00
                                Class AV-1B Net WAC Cap Carryover
                                  Remaining Amounts Due                     0.00

Sec. 4.03(a)(xiv)       Aggregate Principal Balance of Balloon Loans
                          with Original Terms <= 36 Months and 60+
                          Contractually Past Due

                                Group I Aggregate Principal Balance
                                  of Balloon Loans                          0.00
                                Group II-A Aggregate Principal Balance
                                  of Balloon Loans                          0.00
                                Group II-B Aggregate Principal Balance
                                  of Balloon Loans                          0.00

Sec. 4.03 (a)(xv),     Realized Losses
(xxii)
                                Group I Current Period Realized Losses      0.00
                                Group I Cumulative Realized Losses          0.00
                                Group II-A Current Period Realized Losses   0.00
                                Group II-A Cumulative Realized Losses       0.00
                                Group II-B Current Period Realized Losses   0.00

JPMORGAN           Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
[LOGO]

--------------------------------------------------------------------------------
     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-1
                               September 25, 2003
--------------------------------------------------------------------------------

                                Group II-B Cumulative Realized Losses       0.00

Sec. 4.03 (a)(xvi)      Reserve Fund

                                Beginning Balance of Reserve Fund           0.00
                                Funds Withdrawn From Reserve Fund For
                                  Distribution                              0.00
                                Funds Deposited to Reserve Fund             0.00
                                Ending Balance of Reserve Fund              0.00

Sec. 4.03 (a)(xvii)     Number of Loans Repurchased

                                Group I Number of Loans Repurchased         0.00
                                Group II-A Number of Loans Repurchased      0.00
                                Group II-B Number of Loans Repurchased      0.00

Sec. 4.03 (a)(xviii)    Weighted Average Mortgage Rate of Outstanding
                          Loans (as of first day of related Due Period)

                                Group I Weighted Average Mortgage Rate 8.85 % Group II-A Weighted Average Mortgage Rate 8.04 % Group II-B Weighted Average Mortgage Rate 8.00 %

Sec. 4.03 (a)(xix)      Weighted Average Remaining Term of
                          Outstanding Loans

                                Group I Weighted Average Remaining Term 239.00 Group II-A Weighted Average Remaining
                                  Term                                    349.00
                                Group II-B Weighted Average Remaining
                                  Term                                    348.00

Sec. 4.03 (a)(xxi),     Overcollateralization Amounts
(xxii),(xxiii)

                                Overcollateralization Amount       15,456,698.01
                                Overcollateralization Target
                                  Amount                           20,221,711.07
                                Overcollateralization Release Amount        0.00
                                Overcollateralization Deficiency
                                  Amount                            4,765,013.06

Sec. 4.03 (a)(xxiv)     Trigger Events

                                Has a Trigger Event Occurred and is
                                  continuing?                                 NO
                                Cumulative Realized Losses as a
                                  percentage of the Original Pool Balance 0.00 %
                                Senior Enhancement Percentage            22.63 %
                                Senior Specified Enhancement Percentage  41.00 %

Sec. 4.03 (a)(xxv)      60+ Day Delinquent Loans

                                60+ Day Delinquent Loans as a percentage
                                  of the current Pool Balance             2.77 %

Sec. 4.03 (a)(xxvi)     Amount of Funds Collected by Trustee under
                          Yield Maintenance Agreement                       0.00


JPMORGAN           Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
[LOGO]